UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 3, 2011

Sagebrush Gold Ltd.
(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Terrace Way Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 930-6338

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Agreement and Release

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2011, the Company purchased substantially all of the assets of Continental Resources Group, Inc. (“CRGI”) in consideration for (i) 8 shares of the Company’s common stock,  par value $0.0001 per share (the “Company Common Stock”) for every 10 shares of Common Stock of CRGI outstanding; (ii) the assumption by the Company of the outstanding warrants to purchase shares of CRGI’s common stock (the “CRGI Warrants”) at a ratio of one warrant (the “Company Warrants”) to purchase 8 shares of the Company’s Common Stock for every CRGI Warrant to purchase 10 shares of CRGI’s common stock; and (iii)  the assumption of CRGI’s 2010 Equity Incentive Plan and all options granted and issued thereunder at a ratio of one option to purchase 8 shares of the Company Common Stock for every option to purchase 10 shares of CRGI’s common stock outstanding (the “Asset Sale”).

Following the consummation of the Asset Sale, certain holders of CRGI Warrants that were received in connection with the private placement of CRGI’s securities (the “CRGI Offering”) asserted certain rights against the Company under Section 5(f) of the CRGI Warrants (the “Put Right”), which the Company disputed.

On October 3, 2011, the Company, CRGI and each of the holders of the CRGI Warrants that exercised their Put Right, entered into an Agreement and Release (the “Release”) in which the Company agreed to issue to such holder 2 shares of the Company’s common stock (the “Additional Stock”) for every $1.00 invested in the CRGI Offering in exchange for cancellation of the CRGI Warrants and waiver of ratchet anti-dilution protection from future offerings.  A total of 5,350,000 shares were issued in connection with the settlement of the Put Rights.  The foregoing description of the Release is not complete and is qualified in its entirety by reference to the terms of the Agreement and Release, a copy of which is attached as Exhibit 10.1 annexed hereto.

The above referenced shares were issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) were offered and issued in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit
Number	Description
10.1	Form of Agreement and Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2011

Sagebrush Gold Ltd.

By:	/s/ David Rector
David Rector
President

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Agreement and Release